Filed pursuant to Rule 497(a) File No. 333-192782 Rule 482 AD

[Text of Communication Sent via Bloomberg]

PennantPark Investment Corporation (“PNNT”), a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments, has asked J.P. Morgan, Morgan Stanley, Goldman, Sachs & Co. and SunTrust Robinson Humphrey to organize a series of fixed income investor meetings commencing on September 8, 2014. PNNT is externally managed by PennantPark Investment Advisers, LLC. PNNT has senior unsecured ratings of BBB- from both Standard & Poor’s Ratings Services and Fitch Ratings Services.* A capital markets transaction may follow, subject to market conditions.

Telephonic meetings are available Monday, September 8, 2014 through Wednesday, September 10, 2014.

PennantPark Investment Corporation will be represented by:

Arthur H. Penn – Chairman and Chief Executive Officer, PNNT

Aviv Efrat – Chief Financial Officer, PNNT

Eileen Patrick – Head of Strategy, PennantPark Investment Advisers

Jose A. Briones – Partner, PennantPark Investment Advisers

Salvatore Giannetti – Partner, PennantPark Investment Advisers

P. Whitridge Williams – Partner, PennantPark Investment Advisers

Investors are advised to carefully consider the investment objective, risks, charges and expenses of PNNT before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about PNNT and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement. When available, copies may be obtained from J.P. Morgan Securities LLC, Attention: Investment Grade Syndicate Desk, 383 Madison Avenue, New York, NY 10179, telephone: (212) 834-4533, Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone: (866) 718-1649, Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com, or SunTrust Robinson Humphrey, Inc., Attention: Prospectus Department, 3333 Peachtree Road, NE, Atlanta, GA 30326, telephone: (404) 926-5744.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.